SUBORDINATED DEBENTURES	12 Months Ended
Dec. 31, 2011
Subordinated Debentures [Abstract]
SUBORDINATED DEBENTURES
NOTE J—SUBORDINATED DEBENTURES

Subordinated debt relates to trust-preferred securities issued by Capitol which are summarized as follows at December 31 (in $1,000s):

			Aggregate
	Current	Scheduled	Liquidation	Net Carrying Amount
	Interest Rate	Maturity	Amount	2011	2010

Capitol Trust I	8.50% fixed	2027	$13,494	$13,186	$24,687
Capitol Trust II	10.25% fixed	2031	10,000	9,803	9,793
Capitol Statutory Trust III	4.01% variable	2031	15,000	14,706	14,691
Capitol Trust IV	4.05% variable	2032	3,000	2,931	2,928
Capitol Trust VI	3.70% variable	2033	10,000	9,787	9,777
Capitol Trust VII	7.78% fixed	2033	10,000	9,891	9,886
Capitol Statutory Trust VIII	3.51% variable	2033	20,000	19,715	19,702
Capitol Trust IX	7.69% fixed	2034	10,000	9,952	9,950
Capitol Trust X	6.55% fixed	2037	33,000	33,000	33,000
Capitol Trust XI	2.20% variable	2037	20,000	20,000	20,000
Capitol Trust XII	10.50% fixed	2038	6,802	6,185	13,172

			$151,296	$149,156	$167,586

Securities of Capitol Trust I and XII were issued in public offerings in 1997 and 2008, respectively.  All other Capitol Trust securities were formed in conjunction with private placements of trust-preferred securities.  Each of these securities has similar terms and, subject to certain provisions, may be called by Capitol five years after issuance.  The liquidation amount of these securities is guaranteed by Capitol.

On January 31, 2011, Capitol accepted for exchange 1,180,602 of the 2,530,000 outstanding shares of trust-preferred securities of Capitol Trust I and 773,934 of the 1,454,100 outstanding shares of trust-preferred securities of Capitol Trust XII and, pursuant to the related exchange offer, issued approximately 19.5 million previously-unissued shares of Capitol's common stock.  This exchange resulted in the retirement of approximately $19.5 million aggregate liquidation amount of the trust-preferred securities on a combined basis and eliminated approximately $3.4 million of accrued interest payable associated with the retired securities, which collectively increased Capitol's equity and regulatory capital by $21.9 million, including a gain on the transaction of approximately $16.9 million.

Interest paid to the trusts by Capitol (which is recorded as interest expense in its consolidated financial statements) is distributed by the trusts to the holders of the trust-preferred securities.  Under certain conditions, Capitol may defer payment of interest on the subordinated debentures for periods of up to five years and, in 2009, Capitol elected to defer such interest payments.  During deferral periods, Capitol is prohibited from paying dividends on its common stock (subject to certain exceptions) and continues to accrue interest payable on such securities.  As of December 31, 2011 and 2010, accrued interest on such securities approximated $27.6 million and $20.8 million, respectively.  Holders of the trust-preferred securities will recognize current taxable income relating to the deferred interest payments.  Pursuant to a regulatory agreement, Capitol is currently prohibited from payment of interest on its trust-preferred securities without prior approval (see Note R).

Upon termination of a deferral-period, all prior accrued and unpaid interest becomes immediately due and payable to holders of the securities at that time.

Documents governing the trusts give holders of the securities preference on liquidation over the holders of Capitol's common stock.  Under current regulatory guidelines, none of Capitol's trust-preferred securities are included as qualifying regulatory capital as of December 31, 2011 and 2010.  When the trust-preferred securities were issued, and at December 31, 2009, they were treated as qualifying regulatory capital.